SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities

                              Exchange Act of 1934

                                  May 10, 2000
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                   (Date of Report, date of earliest event reported)



                                  TREMONT CORPORATION
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                  (Exact name of Registrant as specified in its charter)



                 Delaware              1-10126                     76-0262791
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                (State or other       (Commission              (IRS Employer
                jurisdiction of        File Number)             Identification
                incorporation)                                    Number)


                      1999 Broadway, Suite 4300, Denver, CO         80202
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                  (Address of principal executive offices)        (Zip Code)



                                  (303) 296-5600
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                (Registrant's telephone number, including area code)


                                   Not Applicable

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                   (Former name or address, if changed since last report)

Item 5:  Other Events

         On May 10, 2000 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding Registrant's declaration of a dividend for second quarter 2000.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  Item No.           Exhibit List

                  --------------     -------------------------------------------

                  99.1               Press release dated May 10, 2000 issued by
                                     Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TREMONT CORPORATION
(Registrant)




                                        By: /s/ Robert E. Musgraves

                                            Robert E. Musgraves

                                            Vice President, General Counsel
                                            and Secretary

Date: May 10, 2000